UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2005

Health Discovery Corporation
(Exact name of registrant as specified in charter)

Texas	333-62216	74—3002154
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1116 S. OLD TEMPLE ROAD
LORENA, TEXAS 76655
(Address of principal executive offices / Zip Code)

512-583-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 4.01          Change in Registrant’s Certifying Account

On August 11, 2005, the Company engaged Porter Keadle Moore LLP, the Company’s current independent auditor, to perform a re-audit of the Company’s financial statements for fiscal year 2003. The Company will continue the engagement of Darilek & Butler, CPA to re-issue its audit of the Company’s financial statements for fiscal year 2002, and for the period between fiscal year 2001 and the Company’s inception. Darilek & Butler, CPA is the Company’s original auditor for such time periods.

The Company did not consult Porter Keadle Moore LLP or Darilek & Butler, CPA prior to their engagement regarding (i) the application of accounting principles to a specified transaction, either completed or proposed nor (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to that Item).

We have had no disagreements with our former certifying accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH DISCOVERY CORPORATION

Dated: August 16, 2005	By:	/s/ Stephen Barnhill
Stephen Barnhill Chief Executive Officer